UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   April 28, 2008

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

    370 Woodcliff Drive, Suite 300, Fairport, NY  14450
  (Address of Principal Executive Offices)                  (Zip Code)

Registrant’s telephone number, including area code	(585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       Compensatory Arrangements of Certain Officers.

At a meeting held on April 28, 2008, the Human Resources Committee (the “Committee”) of the Board of Directors (the “Board”) of Constellation Brands, Inc. (the “Company”) took the following action with regard to certain compensatory arrangements for the Company’s Executive Officers.

Criteria for 2009 Fiscal Year Incentive Awards

The Committee adopted the 2009 Fiscal Year Award Program for Executive Officers (the “2009 Program for Executive Officers”), thereby establishing the performance criteria and targets under the Company’s Annual Management Incentive Plan (the “AMIP”) for the Company’s fiscal year ending February 28, 2009.  Pursuant to the 2009 Program for Executive Officers, incentive awards for the Company’s 2009 fiscal year, if any, will be based on a percentage of base salary, depending upon the participant’s management position, and achieved Company performance or achieved Company and division performance during the plan year.

As only Executive Officers of the Company participate in the 2009 Program for Executive Officers, performance will be based solely upon achieved Company performance or a combination of achieved Company and division performance for the plan year.  Performance targets are based upon:

(1)	Company or Company and division “Earnings Before Interest and Taxes,” which is measured for the period from March 1, 2008 through February 28, 2009.

(2)
Company or Company and division “Free Cash Flow,” which is equal to Net Cash Provided by (Used in) Operating Activities minus Purchases of Property, Plant and Equipment.  “Free Cash Flow” is measured based on the Company’s or the applicable division’s performance for the period from March 1, 2008 through February 28, 2009.

Assuming that the same level of performance is achieved for all applicable performance criteria noted above, potential awards for Richard Sands and Robert Sands range from 30% to 240% and potential awards for all other Executive Officers range from 17.5% to 140%.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2008	CONSTELLATION BRANDS, INC.

By: /s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

Not Applicable.

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.